                        SEMIANNUAL REPORT / APRIL 30 2001

                            AIM MID CAP GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 -----------------------------------------------

                                    VASE WITH RED POPPIES BY VINCENT VAN GOGH

                                   VAN GOGH'S MASTERPIECE SPARKLES WITH BRIGHT,

        [COVER IMAGE]            CAPTIVATING COLORS. WE BELIEVE THAT IT CAPTURES

                                    THE SPIRIT OF THE VIBRANT COMPANIES WE SEEK

                                         TO OWN IN AIM MID CAP GROWTH FUND.

                                 -----------------------------------------------

AIM Mid Cap Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of stocks of medium-sized companies which management believes will experience above-average long-term growth in earnings.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the reporting period, found below, industry regulations require us to provide total returns (including sales charges), as of 3/31/01, the most recent calendar quarter end, which were:
    Class A shares, one year, -47.55%; inception (11/1/99), -5.55%. Class B shares, one year, -47.67%; inception (11/1/99), -5.26%. Class C shares, one year, -45.47%; inception (11/1/99), -2.49%.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (11/1/99)              3.32%
  1 Year                         -31.63
CLASS B SHARES
  Inception (11/1/99)              3.84%
  1 Year                         -31.78
CLASS C SHARES
  Inception (11/1/99)             6.51%
  1 Year                         -28.89

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

                            AIM MID CAP GROWTH FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   The six months ended April 30, 2001, the period covered by
[PHOTO OF          this report, were among the most difficult we have seen in
ROBERT H.          equity markets in years. Major indexes, both foreign and
GRAHAM]            domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                       What's the lesson? Well, just as the dot-com disaster
                   taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                       During the long bull market, which ran from 1982 until
                   last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline --
often used as the definition of a bear market-about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U. S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                            AIM MID CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

DIFFICULT MARKET FOR GROWTH STOCKS CHALLENGES FUND

MANY MARKET INDEXES RECORDED SUBSTANTIAL LOSSES DURING THE REPORTING PERIOD.
HOW DID AIM MID CAP GROWTH FUND PERFORM?
The fund was significantly affected by the sharp sell-off in growth stocks during the reporting period. Excluding sales charges, total returns for Class A, Class B and Class C shares were -22.74%, -22.95% and -22.93%, respectively, for the six months ended April 30, 2001. The fund fared better than the Lipper Mid-Cap Growth Fund Index, which returned -26.09% over the same period.
    The fund's performance improved significantly during the last month of the reporting period as investors shifted their focus to growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were 13.83%, 13.78% and 13.89% for the month ended April 30. In comparison, the Lipper Mid-Cap Growth Fund Index returned 13.18% for the month.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks being especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at a rate of only 1%, raising the specter that the economy could slip into recession. In four moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions, combined with the traditionally strong performance of stocks during the first month of the year, helped stimulate a short-lived market rally in January. The centralbank's surprise rate cut in April helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid- and small-cap stocks fared better than large-cap stocks.

                     -------------------------------------

                         THE FUND'S PERFORMANCE IMPROVED

                          SIGNIFICANTLY DURING THE LAST

                          MONTH OF THE REPORTING PERIOD

                           AS INVESTORS SHIFTED THEIR

                             FOCUS TO GROWTH STOCKS.

                     -------------------------------------

HOW DID YOU MANAGE THE FUND?
Over the reporting period, we sold the stocks of technology companies with deteriorating fundamentals, reducing the fund's exposure to the volatile tech sector from about 36% to around 26% of the portfolio. At AIM, we believe that earnings drive stock prices. We continue to believe that technology will drive long-term economic growth, and we are closely watching the fundamentals in this sector. In April, we saw earnings stabilize for a number of technology companies and we are selectively re-entering this sector. We will continue to position the fund in anticipation of the gradual re-acceleration of growth.
    Simultaneously, we increased health-care stocks from 10% to 19% of the fund's holdings. Demand for medical products and services tends to remain steady regardless of economic trends, and this could be a plus for health-care stocks. Energy stocks decreased from 13% to more than 8% of the fund's total net assets. Stocks in this sector have gotten a boost from rising oil and gas prices. Consumer-cyclical stocks made up 9% of the portfolio compared to 12% at the beginning of the reporting period. Companies in this sector, which includes many retailers, could get a lift from an upswing in the economy.
    As of April 30, the fund had 95 holdings, eight more than at the start of the reporting period. We took advantage of the market correction to buy the stocks of attractive companies at reduced prices.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?
o UTStarcom makes and sells wireless telecommunications access systems, optical-transmission products and related software for constructing voice and data networks. The stock performed well for the fund.
o NRG Energy is a leading independent power producer with interests in more than 60 power projects.
o Barr Laboratories makes a variety of drugs, including treatments for cancer and infections.

          See important fund and index disclosures inside front cover.

                             AIM MID CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

=================================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------
 1. UTStarcom, Inc.                     3.29%     1. Oil & Gas (Drilling & Equipment)       8.36%
 2. Laboratory Corp.                              2. Communications Equipment               6.68
    of America Holdings                 2.29      3. Health Care (Drugs-Generic & Other)    6.00
 3. NRG Energy, Inc.                    1.81      4. Electronics (Semiconductors)           5.36
 4. Barr Laboratories, Inc.             1.76      5. Health Care (Hospital Management)      4.35
 5. Patterson Energy, Inc.              1.75      6. Health Care (Managed Care)             3.94
 6. Universal Health                              7. Broadcasting
    Services, Inc. - Class B            1.64         (Television, Radio & Cable)            3.90
 7. Triad Hospitals, Inc.               1.62      8. Computers (Software & Services)        3.47
 8. National-Oilwell, Inc.              1.62      9. Retail (Specialty)                     3.09
 9. Univision                                    10. Equipment (Semiconductor)              3.05
    Communications Inc. - Class A       1.60
10. Bed Bath & Beyond Inc.              1.55

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=================================================================================================

o Patterson Energy provides onshore contract drilling services for oil and natural-gas producers. It operates more than 300 rigs in the United States and Canada.
o Universal Health Services is one of the largest operators of for-profit hospitals in the United States.
o Triad Hospitals operates 50 hospitals and 14 outpatient surgery centers in 20 states, with almost half in Arizona and Texas.
o National-Oilwell produces and distributes oil and natural gas drilling equipment for onshore and offshore drilling rigs.
o Univision Communications operates the largest Spanish-language television network in the United States.
o Bed Bath & Beyond is a leading retail outlet for domestic items, such as bed linens, kitchen accessories and home furnishings.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was just 4.5% at the close of the reporting period. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Previously, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of growth of the GDP picked up in the first quarter of 2001. Historically, small- and mid-cap stocks in particular have tended to benefit from interest-rate cuts.
    Moreover, the recent market correction resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

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    Please visit our Web site at www. aimfunds. com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM MID CAP GROWTH FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.

    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site - www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of Funds--Registered Trademark-- o AMVESCAP National Trust Company

                             AIM MID CAP GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

SECTORS COMPONENTS OF BROAD
ECONOMIC PICTURE

In assessing financial and economic developments, analysts frequently refer to sectors. A sector is a segment of the economy. Each sector is composed of a group of related industries. Together, the various sectors form a snapshot of the economy as a whole.
    Various analysts often use slightly different labels for economic sectors. Standard & Poor's Corporation (S&P) defines 11 major economic sectors: basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, financial, health care, technology, transportation and utilities.

MARKET INDEXES GENERALLY SECTOR-WEIGHTED
The benchmark Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is made up of stocks representing these 11 sectors. Most other broad market indexes are similarly constructed.
    In the S&P 500, these sectors are represented in different proportions to reflect the economic landscape of the United States. Sector representation in the index is periodically adjusted to reflect changes in the country's economic makeup. As of December 31, 2000, technology was the largest sector component of the S&P 500, making up nearly a quarter of the index, followed by financials, health care and consumer staples.

SECTORS OFTEN CONSIST OF MANY INDUSTRIES
Sectors can include a fairly broad range of industries. In the health-care sector, for example, S&P includes biotechnology, diversified health care, drugs, hospital management, managed care, medical products and supplies and specialized services. Technology includes communication equipment, computer hardware and software, electronics, semiconductors and several other industries. Some sectors consist of just a few industries. For instance, S&P only includes telecommunications (cellular/wireless and long distance) and telephones in communication services.
    Different analysts sometimes vary in the specific industries that they place in a particular economic sector. AIM uses the S&P system to organize information in shareholder reports on equity funds.

SEGMENTS OF ECONOMY CAN GROW AT DIFFERENT RATES
While past performance cannot guarantee comparable future results, technology, consumer cyclicals and health care have been the growth sectors of the economy in recent years. Mutual funds seeking a high rate of growth have tended to have a significant portion of their assets invested in companies in these sectors. More conservative growth funds or more income-oriented funds might favor other sectors, such as utilities.
    Stock mutual funds can invest in several sectors or in a single sector. Some so-called sector funds actually only invest in a specific industry, such as biotechnology or semiconductors. Even within a sector, there can be a wide variance in the performance of different industries. Sector funds generally have a greater risk/reward potential than those that invest in multiple sectors.

                                  [PIE GRAPH]

SECTOR COMPOSITION OF THE S&P 500

As of 12/31/00

================================================================================
Utilities                          3.9%
Basic Materials                    2.4%
Capital Goods                      9.3%
Transportation                     0.7%
Communication Services             5.5%
Technology                        21.6%
Consumer Cyclicals                 7.6%
Consumer Staples                  11.3%
Energy                             6.4%
Health Care                       14.0%
Financial                         17.3%
================================================================================

                             AIM MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-89.05%

BANKS (REGIONAL)-0.58%

TCF Financial Corp.                      37,500   $  1,426,125
==============================================================

BIOTECHNOLOGY-1.71%

Albany Molecular Research, Inc.(a)       50,000      1,576,500
--------------------------------------------------------------
Invitrogen Corp.(a)                      37,500      2,644,125
==============================================================
                                                     4,220,625
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-3.90%

Adelphia Communications Corp.-Class
  A(a)                                   40,000      1,454,400
--------------------------------------------------------------
Charter Communications, Inc.-Class
  A(a)                                   85,000      1,819,850
--------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          100,000      2,397,000
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                   90,000      3,933,900
==============================================================
                                                     9,605,150
==============================================================

COMMUNICATIONS EQUIPMENT-6.68%

Acterna Corp.(a)                        221,500      2,445,360
--------------------------------------------------------------
ADC Telecommunications, Inc.(a)         275,000      2,065,250
--------------------------------------------------------------
CommScope, Inc.(a)                      155,000      2,926,400
--------------------------------------------------------------
Finisar Corp.(a)                         60,800        908,960
--------------------------------------------------------------
UTStarcom, Inc.(a)                      325,000      8,112,000
==============================================================
                                                    16,457,970
==============================================================

COMPUTERS (NETWORKING)-0.93%

Extreme Networks, Inc.(a)                70,000      2,303,000
==============================================================

COMPUTERS (PERIPHERALS)-0.46%

Brocade Communications Systems,
  Inc.(a)                                30,000      1,139,700
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-3.47%

BMC Software, Inc.(a)                    60,000      1,451,400
--------------------------------------------------------------
Citrix Systems, Inc.(a)                 110,000      3,124,000
--------------------------------------------------------------
Macromedia, Inc.(a)                      75,000      1,699,500
--------------------------------------------------------------
Macrovision Corp.(a)                     40,000      2,287,200
==============================================================
                                                     8,562,100
==============================================================

CONSUMER FINANCE-1.79%

Capital One Financial Corp.              50,000      3,143,000
--------------------------------------------------------------
Countrywide Credit Industries, Inc.      30,000      1,280,100
==============================================================
                                                     4,423,100
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.88%

AmeriSource Health Corp.-Class A(a)      40,000      2,160,000
==============================================================

                                                     MARKET
                                       SHARES        VALUE
ELECTRIC COMPANIES-1.81%

NRG Energy, Inc.(a)                     125,000   $  4,468,750
==============================================================

ELECTRICAL EQUIPMENT-2.10%

C-MAC Industries Inc. (Canada)(a)        70,000      2,261,000
--------------------------------------------------------------
SCI Systems, Inc.(a)                     65,000      1,660,750
--------------------------------------------------------------
Veeco Instruments Inc.(a)                25,000      1,255,250
==============================================================
                                                     5,177,000
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-1.12%

Power-One, Inc.(a)                       80,000      1,400,800
--------------------------------------------------------------
Sawtek Inc.(a)                           55,000      1,353,000
==============================================================
                                                     2,753,800
==============================================================

ELECTRONICS (DEFENSE)-0.52%

Anaren Microwave, Inc.(a)                75,000      1,275,000
==============================================================

ELECTRONICS (INSTRUMENTATION)-2.21%

Newport Corp.                            45,000      1,699,200
--------------------------------------------------------------
PerkinElmer, Inc.                        20,000      1,338,200
--------------------------------------------------------------
Tektronix, Inc.(a)                      100,000      2,420,000
==============================================================
                                                     5,457,400
==============================================================

ELECTRONICS (SEMICONDUCTORS)-5.36%

Applied Micro Circuits Corp.(a)          55,000      1,431,100
--------------------------------------------------------------
GlobeSpan, Inc.(a)                       65,000      1,430,000
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                                40,000      1,566,800
--------------------------------------------------------------
Microchip Technology Inc.(a)             50,000      1,446,500
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)       70,000      1,361,500
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                50,000      1,469,000
--------------------------------------------------------------
Semtech Corp.(a)                         50,000      1,438,500
--------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)          40,000      1,161,200
--------------------------------------------------------------
Virata Corp.(a)                         140,000      1,904,000
==============================================================
                                                    13,208,600
==============================================================

EQUIPMENT (SEMICONDUCTOR)-3.05%

Broadcom Corp.-Class A(a)                25,000      1,039,000
--------------------------------------------------------------
KLA-Tencor Corp.(a)                      50,000      2,748,000
--------------------------------------------------------------
Novellus Systems, Inc.(a)                50,000      2,757,500
--------------------------------------------------------------
Teradyne, Inc.(a)                        25,000        987,500
==============================================================
                                                     7,532,000
==============================================================

FINANCIAL (DIVERSIFIED)-1.06%

SEI Investments Co.                      65,000      2,607,150
==============================================================

                                                     MARKET
                                       SHARES        VALUE
FOODS-0.69%

Smithfield Foods, Inc.(a)                50,000   $  1,712,500
==============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-1.36%

International Game Technology(a)         60,000      3,355,800
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-6.00%

Andrx Group(a)                           48,000      2,832,000
--------------------------------------------------------------
Barr Laboratories, Inc.(a)               75,000      4,346,250
--------------------------------------------------------------
Forest Laboratories, Inc.(a)             30,800      1,883,420
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   70,000      3,479,000
--------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)(a)                    45,000      2,245,500
==============================================================
                                                    14,786,170
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-4.35%

Health Management Associates,
  Inc.-Class A(a)                       150,000      2,688,000
--------------------------------------------------------------
Triad Hospitals, Inc.(a)                130,000      3,997,500
--------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                        45,000      4,039,200
==============================================================
                                                    10,724,700
==============================================================

HEALTH CARE (MANAGED CARE)-3.94%

Caremark Rx, Inc.(a)                    130,000      2,060,500
--------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         35,000      2,971,500
--------------------------------------------------------------
Oxford Health Plans, Inc.(a)             40,000      1,244,000
--------------------------------------------------------------
Wellpoint Health Networks Inc.(a)        35,000      3,438,750
==============================================================
                                                     9,714,750
==============================================================

HEALTH CARE (SPECIALIZED SERVICES)-2.89%

Laboratory Corp. of America
  Holdings(a)                            40,000      5,640,000
--------------------------------------------------------------
Lincare Holdings Inc.(a)                 30,000      1,496,100
==============================================================
                                                     7,136,100
==============================================================

INSURANCE (PROPERTY-CASUALTY)-2.23%

ACE Ltd. (Bermuda)                      105,000      3,748,500
--------------------------------------------------------------
Fidelity National Financial, Inc.        75,000      1,755,750
==============================================================
                                                     5,504,250
==============================================================

INVESTMENT BANKING/BROKERAGE-1.07%

Edwards (A.G.), Inc.                     65,000      2,643,550
==============================================================

INVESTMENT MANAGEMENT-0.65%

Federated Investors, Inc.-Class B        55,000      1,603,250
==============================================================

LEISURE TIME (PRODUCTS)-0.76%

Six Flags, Inc.(a)                       85,000      1,864,900
==============================================================

METAL FABRICATORS-0.69%

Shaw Group Inc. (The)(a)                 30,000      1,710,000
==============================================================

                                                     MARKET
                                       SHARES        VALUE
NATURAL GAS-2.02%

Dynegy Inc.-Class A                      25,000   $  1,446,250
--------------------------------------------------------------
Kinder Morgan, Inc.                      60,000      3,522,000
==============================================================
                                                     4,968,250
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-8.36%

Cooper Cameron Corp.(a)                  28,500      1,797,210
--------------------------------------------------------------
ENSCO International Inc.                 57,800      2,248,420
--------------------------------------------------------------
National-Oilwell, Inc.(a)               100,700      3,982,685
--------------------------------------------------------------
Patterson Energy, Inc.(a)               125,000      4,308,750
--------------------------------------------------------------
Rowan Cos., Inc.(a)                      70,000      2,323,300
--------------------------------------------------------------
Smith International, Inc.(a)             34,300      2,784,817
--------------------------------------------------------------
Weatherford International, Inc.(a)       54,200      3,156,066
==============================================================
                                                    20,601,248
==============================================================

RESTAURANTS-1.46%

Darden Restaurants, Inc.                 50,000      1,365,500
--------------------------------------------------------------
Outback Steakhouse, Inc.(a)              50,000      1,449,500
--------------------------------------------------------------
Starbucks Corp.(a)                       40,000        774,000
==============================================================
                                                     3,589,000
==============================================================

RETAIL (COMPUTERS & ELECTRONICS)-0.98%

CDW Computer Centers, Inc.(a)            60,000      2,425,200
==============================================================

RETAIL (DISCOUNTERS)-0.85%

Dollar Tree Stores, Inc.(a)             100,000      2,092,000
==============================================================

RETAIL (FOOD CHAINS)-0.69%

Whole Foods Market, Inc.(a)              35,000      1,701,000
==============================================================

RETAIL (SPECIALTY)-3.09%

Bed Bath & Beyond Inc.(a)               135,000      3,823,200
--------------------------------------------------------------
Tiffany & Co.                            25,000        810,500
--------------------------------------------------------------
Venator Group, Inc.(a)                  225,000      2,979,000
==============================================================
                                                     7,612,700
==============================================================

RETAIL (SPECIALTY-APPAREL)-1.97%

Abercrombie & Fitch Co.-Class A(a)       65,000      2,164,500
--------------------------------------------------------------
American Eagle Outfitters, Inc.(a)       45,000      1,674,900
--------------------------------------------------------------
TJX Companies, Inc. (The)                32,600      1,021,358
==============================================================
                                                     4,860,758
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.18%

Lamar Advertising Co.(a)                 75,000      2,898,750
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.91%

Cerner Corp.(a)                          50,000      2,251,500
==============================================================

                                                     MARKET
                                       SHARES        VALUE
SERVICES (DATA PROCESSING)-1.85%

Fiserv, Inc.(a)                          43,500   $  2,407,290
--------------------------------------------------------------
National Data Corp.                      75,000      2,148,750
==============================================================
                                                     4,556,040
==============================================================

TELECOMMUNICATIONS (CELLULAR/ WIRELESS)-2.73%

Crown Castle International Corp.(a)     145,000      3,551,050
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)         175,000      3,179,750
==============================================================
                                                     6,730,800
==============================================================

TELEPHONE-0.70%

Broadwing Inc.(a)                        70,000      1,736,000
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $209,772,218)                                219,556,686
==============================================================

                                                     MARKET
                                       SHARES        VALUE
MONEY MARKET FUNDS-9.66%

STIC Liquid Assets Portfolio(b)      11,905,027   $ 11,905,027
--------------------------------------------------------------
STIC Prime Portfolio(b)              11,905,027     11,905,027
==============================================================
   Total Money Market Funds
     (Cost $23,810,054)                             23,810,054
==============================================================

TOTAL INVESTMENTS-98.71%

  (Cost $233,582,272)                              243,366,740
==============================================================

OTHER ASSETS LESS LIABILITIES-1.29%                  3,181,794
==============================================================

NET ASSETS-100.00%                                $246,548,534
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $233,582,272)                                 $243,366,740
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,701,367
------------------------------------------------------------
  Fund shares sold                                 1,179,109
------------------------------------------------------------
  Dividends                                           84,201
------------------------------------------------------------
Investment for deferred compensation plan              7,326
------------------------------------------------------------
Other assets                                          29,920
============================================================
    Total assets                                 248,368,663
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,247,348
------------------------------------------------------------
  Fund shares reacquired                             297,503
------------------------------------------------------------
  Deferred compensation plan                           7,326
------------------------------------------------------------
Accrued administrative services fees                   4,041
------------------------------------------------------------
Accrued distribution fees                            149,643
------------------------------------------------------------
Accrued transfer agent fees                           63,735
------------------------------------------------------------
Accrued trustees' fees                                   617
------------------------------------------------------------
Accrued operating expenses                            49,916
============================================================
    Total liabilities                              1,820,129
============================================================
Net assets applicable to shares outstanding     $246,548,534
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $110,766,881
____________________________________________________________
============================================================
Class B                                         $105,169,186
____________________________________________________________
============================================================
Class C                                         $ 30,612,467
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            9,968,348
____________________________________________________________
============================================================
Class B                                            9,576,271
____________________________________________________________
============================================================
Class C                                            2,786,791
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      11.11
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.11 divided by
      94.50%)                                   $      11.76
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.98
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.98
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends from affiliated money market funds    $    732,787
------------------------------------------------------------
Dividends                                            155,166
============================================================
    Total investment income                          887,953
============================================================

EXPENSES:

Advisory fees                                        955,745
------------------------------------------------------------
Administrative services fees                          24,726
------------------------------------------------------------
Custodian fees                                        33,289
------------------------------------------------------------
Distribution fees -- Class A                         190,143
------------------------------------------------------------
Distribution fees -- Class B                         502,093
------------------------------------------------------------
Distribution fees -- Class C                         148,005
------------------------------------------------------------
Transfer agent fees -- Class A                       184,261
------------------------------------------------------------
Transfer agent fees -- Class B                       178,299
------------------------------------------------------------
Transfer agent fees -- Class C                        52,558
------------------------------------------------------------
Trustees' fees                                         5,152
------------------------------------------------------------
Other                                                119,609
============================================================
    Total expenses                                 2,393,880
============================================================
Less: Expenses paid indirectly                        (7,977)
============================================================
    Net expenses                                   2,385,903
============================================================
Net investment income (loss)                      (1,497,950)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (58,222,126)
------------------------------------------------------------
  Foreign currencies                                 (15,438)
============================================================
                                                 (58,237,564)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities         (5,264,755)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (63,502,319)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(65,000,269)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,497,950)   $ (1,563,639)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (58,237,564)    (25,504,927)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (5,264,755)     15,049,224
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (65,000,269)    (12,019,342)
==========================================================================================
Share transactions-net:
  Class A                                                       25,802,203     119,193,513
------------------------------------------------------------------------------------------
  Class B                                                       28,411,958     110,167,503
------------------------------------------------------------------------------------------
  Class C                                                        8,559,500      31,433,468
==========================================================================================
    Net increase (decrease) in net assets                       (2,226,608)    248,775,142
==========================================================================================

NET ASSETS:

  Beginning of period                                          248,775,142              --
==========================================================================================
  End of period                                               $246,548,534    $248,775,142
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $322,026,658    $259,252,997
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,516,164)        (18,214)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (83,746,429)    (25,508,865)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               9,784,469      15,049,224
==========================================================================================
                                                              $246,548,534    $248,775,142
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,726 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $245,234 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $190,143, $502,093 and $148,005, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $122,528 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $18,242 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,609 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,756 and reductions in custodian fees of $5,221 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,977.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $276,894,861 and $224,296,516, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 27,267,857
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (17,561,372)
=========================================================
Net unrealized appreciation of investment
  securities                                 $  9,706,485
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $233,660,255.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001               OCTOBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      4,115,447    $ 49,539,692     9,973,512    $148,793,995
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,407,550      40,951,013     7,790,721     117,866,319
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,160,567      14,005,403     2,332,138      34,964,988
======================================================================================================================
Reacquired:
  Class A                                                     (2,140,148)    (23,737,489)   (1,980,463)    (29,600,482)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,120,182)    (12,539,055)     (501,818)     (7,698,816)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (475,406)     (5,445,903)     (230,508)     (3,531,520)
======================================================================================================================
                                                               4,947,828    $ 62,773,661    17,383,582    $260,794,484
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                  NOVEMBER 1, 1999
                                                                 SIX MONTHS       (DATE OPERATIONS
                                                                   ENDED           COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                    2001              2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  14.38            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)              (0.12)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (3.22)               4.50
==================================================================================================
    Total from investment operations                                 (3.27)               4.38
==================================================================================================
Net asset value, end of period                                    $  11.11            $  14.38
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                     (22.74)%             43.80%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $110,767            $114,913
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               1.64%(c)            1.63%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (0.89)%(c)          (0.76)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                103%                183%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $109,553,799.
(d)  Annualized.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                  NOVEMBER 1, 1999
                                                                 SIX MONTHS       (DATE OPERATIONS
                                                                   ENDED           COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                    2001              2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  14.25            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)              (0.22)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (3.19)               4.47
==================================================================================================
    Total from investment operations                                 (3.27)               4.25
==================================================================================================
Net asset value, end of period                                    $  10.98            $  14.25
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                     (22.95)%             42.50%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $105,169            $103,893
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.31%(c)            2.32%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.56)%(c)          (1.45)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                103%                183%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $101,250,751.
(d)  Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                  NOVEMBER 1, 1999
                                                                 SIX MONTHS       (DATE OPERATIONS
                                                                   ENDED           COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                    2001              2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $ 14.26             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.08)              (0.22)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (3.20)               4.48
==================================================================================================
    Total from investment operations                                (3.28)               4.26
==================================================================================================
Net asset value, end of period                                    $ 10.98             $ 14.26
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                    (23.00)%             42.60%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $30,612             $29,969
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                              2.31%(c)            2.32%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.56)%(c)          (1.45)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                               103%                183%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $29,846,293.
(d)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the period ended October 31, 2000. The audit report of KPMG LLP on the financial statements of the Fund for the period ended October 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit for the period ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                           11 Greenway Plaza
Chairman, President and                          Chairman and President                     Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary        INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                               A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                      11 Greenway Plaza
Formerly Director, President, and                                                           Suite 100
Chief Executive Officer                          Edgar M. Larsen                            Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                            TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer               A I M Fund Services, Inc.
Cortland Trust Inc.                                                                         P.O. Box 4739
                                                 Melville B. Cox                            Houston, TX 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                         CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Mary J. Benson
Director, Magellan Insurance Company,            Assistant Vice President and               State Street Bank and Trust Company
Formerly Director, President and                 Assistant Treasurer                        225 Franklin Street
Chief Executive Officer,                                                                    Boston, MA 02110
Volvo Group North America, Inc.; and             Sheri Steward Morris
Senior Vice President, AB Volvo                  Assistant Vice President and               COUNSEL TO THE FUND
                                                 Assistant Treasurer
Edward K. Dunn Jr.                                                                          Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Juan E. Cabrera, Jr.                       Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Secretary                        1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                    Philadelphia, PA 19103
President, Mercantile Bankshares                 Jim A. Coppedge
                                                 Assistant Secretary                        COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                          Renee A. Friedli                           Kramer, Levin, Naftalis & Frankel LLP
Texana Global, Inc.;                             Assistant Secretary                        919 Third Avenue
Formerly Member                                                                             New York, NY 10022
of the U.S. House of Representatives             P. Michelle Grace
                                                 Assistant Secretary                        DISTRIBUTOR
Carl Frischling
Partner                                          John H. Lively                             A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                        11 Greenway Plaza
                                                                                            Suite 100
Prema Mathai-Davis                               Nancy L. Martin                            Houston, TX 77046
Formerly Chief Executive                         Assistant Secretary
Officer, YWCA of the U.S.A.
                                                 Ofelia M. Mayo
Lewis F. Pennock                                 Assistant Secretary
Partner
Pennock & Cooper                                 Lisa A. Moss
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President                         Kathleen J. Pflueger
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary

 16

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky -- and potentially less rewarding -- than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U. S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                          EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry
        MORE AGGRESSIVE                          MORE AGGRESSIVE                  since 1976 and managed approximately
                                                                                  $154 billion in assets for nine million
AIM Small Cap Opportunities(1)     AIM Latin American Growth                      shareholders, including individual
AIM Mid Cap Opportunities(1)       AIM Developing Markets                         investors, corporate clients and
AIM Large Cap Opportunities(2)     AIM European Small Company                     financial institutions, as of March 31,
AIM Emerging Growth                AIM Asian Growth                               2001.
AIM Small Cap Growth(1)            AIM Japan Growth                                   The AIM Family of Funds--Registered
AIM Aggressive Growth              AIM International Emerging Growth              Trademark-- is distributed nationwide,
AIM Mid Cap Growth                 AIM European Development                       and AIM today is the eighth-largest
AIM Small Cap Equity               AIM Euroland Growth                            mutual fund complex in the United States
AIM Capital Development            AIM Global Aggressive Growth                   in assets under management, according to
AIM Constellation                  AIM International Equity                       Strategic Insight, an independent mutual
AIM Dent Demographic Trends        AIM Advisor International Value                fund monitor. AIM is a subsidiary of
AIM Select Growth                  AIM Worldwide Spectrum                         AMVESCAP PLC, one of the world's largest
AIM Large Cap Growth               AIM Global Trends                              independent financial services companies
AIM Weingarten                     AIM Global Growth                              with $370 billion in assets under
AIM Mid Cap Equity                                                                management as of March 31, 2001.
AIM Value II                                    MORE CONSERVATIVE
AIM Charter
AIM Value                                      SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                  MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
       MORE CONSERVATIVE           AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                MORE CONSERVATIVE

                       FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                     MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of the AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap opportunities fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       MCG-SAR-1

A I M Distributors, Inc.